UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act

May 1, 2019

Date of Report (Date of Earliest Event Reported)

Phoenix Life Sciences International Limited.

(Exact name of registrant as specified in its charter)

Nevada	333-167275	46-0525378
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3000 Lawrence Street Denver, CO 80205

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PHOENIX LIFE SCIENCE INTERNATIONAL LIMITED

Form 8-K

Current Report

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 1, 2019, the Phoenix Life Sciences International Limited (the “Company”) entered into a binding Memorandum of Understanding (the “Agreement”) with Ministry of Health for the Republic of Vanuatu (the “Ministry”), under which the Company and the Ministry agreed to establish a public-private partnership on programs for the health and well-being of the people of Vanuatu. Furthermore, the Agreement without limitation 1) contemplated the creation of community health care clinics and dispensaries to conduct screenings and offer the Company’s products, 2) established a framework for the clinical trials and approvals of new drugs developed by the Company; 3) granted the Company a license for the manufacture and production of medical cannabis products; and 4) granted the Company a 25 year exclusive license to provide pharmaceutical products and services for the management and treatment of Diabetes in Vanuatu.

ITEM 7.01

REGULATION FD DISCLOSURE

On June 4, 2019, the Company’s Board of Directors announced that the Company had entered into a binding Memorandum of Understanding (the “Agreement”) with the Ministry of Health for the Republic of Vanuatu. The Agreement, without limitation, 1) contemplated the creation of community health care clinics and dispensaries to conduct screenings and offer the Company’s products, 2) established a framework for the clinical trials and approvals of new drugs developed by the Company; 3) granted the Company a license for the manufacture and production of medical cannabis products; and 4) granted the Company a 25 year exclusive license to provide pharmaceutical products and services for the management and treatment of Diabetes in Vanuatu.

The foregoing description of the press release is not complete and is qualified in its entirety be reference to the full text of the copy of the press release is attached hereto as Exhibit 99.2. The information in this Item 7.01 and the exhibit attached hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Exhibit Number	Description of Exhibit
99.2	Press Release issued June 4, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Life Science International Limited

Date: June 10, 2019	By:	/s/ Martin Tindall
Martin Tindall
Chief Executive Officer